SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 3, 1996

                              SWVA Bancshares, Inc.
              (Exact Name of Registrant as Specified in Charter)

             Virginia                 0-24674                 54-1721629
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer No.)
     of Incorporation)

 302 Second Street, S.W., Roanoke, Virginia                   24011-1597
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code (703) 343-0135


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Item 5. Other Events

      On May 3, 1996, the registrant issued a press release regarding its earnings for the quarter ended March 31, 1996. A copy of the press release is attached as Exhibit 99 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

            99    Press release related to earnings.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SWVA BANCSHARES, INC.



Date May 3, 1996                          By  /s/ B.L. Rakes
                                             ---------------
                                             B.L. Rakes
                                             President
                                             (Duly authorized representative)